Exhibit 99.1

Slide presentation used and to be used at analyst and shareholder meetings between December 11, 2003 and December 31, 2003

NYSE: RCI

FORWARD-LOOKING STATEMENTS Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

KEY INVESTMENT POINTS Strong U.S. market growth of 5-6% annually Predictable and recurring revenues Excellent patient outcomes drive volume growth above market average Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

INDUSTRY OVERVIEW

ATTRACTIVE INDUSTRY FUNDAMENTALS Expanding ESRD patient population High rates of diabetes and hypertension Aging population Increasing survival on dialysis Recurring and predictable revenues Patients qualify for Medicare regardless of age Attractive financial returns through de novo development

U.S. DIALYSIS PROVIDERS 300,000 patients DaVita 7% 18% 13% 5% 27% 15% 15% Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius Gambro

DaVita 7% 18% 13% 5% 27% 15% 15% Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius Gambro U.S. DIALYSIS PROVIDERS 93,000 patients 4,600 new patients

COMPANY INFORMATION

RENAL CARE GROUP PROFILE Specialized provider of dialysis services Physician-driven heritage Strong regional market presence Conservative financial management Commitment to quality care drives value creation Improved medical outcomes Enhanced financial performance

GROWTH IN PATIENTS 1996 1997 1998 1999 2000 2001 2002 18,800 5,200 8,240 11,380 14,500 16,500 20,500

CURRENT LOCATIONS 27 states Mid-size markets Outpatient Dialysis Centers University Affiliations Corporate Office Nashville, Tennessee 2003 Planned De Novos

STRONG REGIONAL MARKET PRESENCE No. of Patients Market Share Market 226 815 2,797 464 1,751 457 1,620 1,536 100% 76% 62% 51% 37% 33% 32% 23% Alaska East Texas Mississippi Western Kansas Ohio Memphis, TN Phoenix, AZ Indiana Target 30 - 35%

OPERATING STRATEGY

OPERATING STRATEGY Optimal care drives superior financial results Clinical objectives aligned with financial interests Medical Advisory Board sets best practices Benchmarking across the Company Continuously improving outcomes Above industry average clinical outcomes

KT/V LEVELS % of Patients with Kt/V > 1.4 1999 2000 2001 2002 3Q03 80.9 79.4 81.2 80.7 79.8 78.1 79.5 80.3 81.7 79.3 83.4 82.0 83.1 82.9 82.9 84.0 84.3

HEMATOCRIT Patients with Hct > 33% Goal of 75% 1999 2000 2001 2002 3Q03 71.8 72.8 72.9 72.5 72.7 70.5 72.7 74.6 75.5 76.0 75.6 75.3 77.3 78.2 76.6 78.8 77.7

HOSPITALIZATION Hospital Days / Patient / Year * Based on latest annual data - 2000 National Average* 14.4

MORTALITY * Based on latest annual data - 2000 National Average* 24.5%

CHALLENGES Medicare Managed Care Pricing Physician Recruitment

MEDICARE BILL MSP No Change No Change AWP Premium on "Acquisition Cost" Carve Out 1.6% Composite Rate 0% EPO Carve Out Premium on "Acquisition Cost" 2004 2005

FINANCIAL INFORMATION

EARNINGS PER SHARE 3Q02 $0.46 $0.53 3Q03 15.2% 1996 $0.42 1997 $0.57 1998 $0.84 1999 $1.12 2000 $1.31 2001 $1.52 2002 $1.82 2003E $2.06-$2.10* * Excluding the impact of retirement package of $0.07.

$136 1996 $214 1997 $369 1998 $521 1999 $625 2000 $755 2001 $903 2002 $975-$1,000 2003E REVENUE ($ in millions) 3Q02 3Q03 9.5% $232 $254

23.4% 24.1% 3Q02 3Q03 EBITDA 18.2% 1996 19.4% 1997 22.2% 1998 23.6% 1999 23.8% 2000 24.0% 2001 23.5% 2002 2003E 23.0%- 23.5%* * Excluding the retirement package impact of approximately 200 basis points.

2003E 14-16 Total number of facilities DE NOVO DEVELOPMENT 3 1996 12 1997 9 1998 7 1999 10 2000 14 2001 20 2002

2003 To Date 425 741 186 130 NUMBER OF PATIENTS ADDED THROUGH ACQUISITIONS 1,000 2002 Budgeted Goal 2002 Actual 1,200 20%

2003E $50 million 2004E $200 million SHARE REPURCHASE 2001 $3.1 million 100,000 shares 2002 $90.8 million 2,883,000 shares

PERFORMANCE OF EARLY ACQUISITIONS (1996-97) When Acquired 2002 Patients Patients with URR >70% Patients with Hct >30% Revenues (in millions) EBITDA Days Sales Outstanding 4,365 48% 79% $132.7 20.0% 81 6,240 76% 92% $260.0 24.8% 59

FREE CASH FLOW ($ in millions) EBITDA Taxes CapEx Maintenance De novo Free Cash Flow 2002 $212 $ 30 $ 42 $ 20 $120 2003E $245 $ 55 $ 40 $ 35 $115

Share repurchase program FREE CASH PRIORITIES Selective acquisitions De novo development

KEY INVESTMENT POINTS Strong U.S. market growth of 5-6% annually Predictable and recurring revenues Excellent patient outcomes drive volume growth above market average Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

NYSE: RCI